Exhibit 10.12(g)

FIRST AMENDMENT AND RESTATEMENT OF OPERATIVE AGREEMENTS

Dated as of December 15, 1999

among

SABRE INC.,

as the Construction Agent and as the Lessee,

FIRST SECURITY BANK, NATIONAL ASSOCIATION,

not individually, except as expressly

stated herein, but solely as the Owner Trustee

under the TSG Trust 1999-1,

THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
HERETO FROM TIME TO TIME,

as the Holders,

THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES
HERETO FROM TIME TO TIME,

as the Lenders,

and

BANK OF AMERICA, N.A.,

as the Agent for the Lenders

and respecting the Security Documents,

as the Agent for the Lenders and the Holders,

to the extent of their interests

BANC OF AMERICA SECURITIES LLC,

as Lead Arranger and Sole Book Manager

FIRST AMENDMENT AND RESTATEMENT
OF OPERATIVE AGREEMENTS

THIS FIRST AMENDMENT AND RESTATEMENT OF OPERATIVE AGREEMENTS dated as of December 15, 1999 (this “Amendment”) is by and among SABRE INC., a Delaware corporation (the “Lessee” or the “Construction Agent”); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the “Trust Company”), except as expressly stated in the Participation Agreement (hereinafter defined), but solely as the Owner Trustee under the TSG Trust 1999-1 (the “Owner Trustee”, the “Borrower” or the “Lessor”); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the TSG Trust 1999-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a “Holder” and collectively, the “Holders”); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a “Lender” and collectively, the “Lenders”); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the “Agent”).  Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement.

W I T N E S S E T H

WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of September 14, 1999 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Participation Agreement”), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of September 14, 1999 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Credit Agreement”), certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of September 14, 1999 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Trust Agreement”), certain of the parties to this Amendment are parties to that certain Security Agreement dated as of September 14, 1999 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Security Agreement”), certain of the parties to this Amendment are parties to that certain Lease Agreement dated as of September 14, 1999 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Lease Agreement”) and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $210 million lease facility (the “Facility”) that has been established in favor of the Lessee;

WHEREAS, the Lessee has requested certain modifications to the Participation Agreement, the Credit Agreement, the Trust Agreement, the Security Agreement, the Lease Agreement and the other Operative Agreements in connection with the Lessee’s request to increase the size of the Facility from $210 million to $310 million, such additional amount to be used (subject to the satisfaction of applicable conditions precedent) for the acquisition and development of the Cherokee Property (defined below);

WHEREAS, the parties to this Amendment have further agreed to amend the Lease Agreement to modify the provisions governing a purchase by the Lessee of one or more Properties;

WHEREAS, the parties to this Amendment have agreed to the requested modifications on the terms and conditions set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                                       Section 5.3(t) to the Participation Agreement is hereby amended and restated in its entirety to read as follows:

“(t)                              the Construction Agent shall have caused an appraisal regarding each such Property evidencing an appraised amount equal to at least ninety percent (90%) of (i) (A) the Property Cost to be funded by the Lenders and the Holders on the Property Closing Date for the Property located in or near Southlake, Texas, including without limitation approximately 25 acres of land and the existing office building of approximately 400,000 square feet and parking garage located thereon (collectively, the “Constructed Property”), and (B) the anticipated Property Cost for the other Property located in or near Southlake, Texas, including the Land, Improvements and Equipment on or about such Property, or to be constructed and/or obtained in connection therewith, including without limitation approximately 156 acres of Land and the to-be-constructed office building of approximately 500,000 square feet to be located thereon (collectively, the “Undeveloped Property”) and (ii) the Property Cost to be funded by the Lenders and the Holders on the Property Closing Date for the Cherokee Property.”

2.                                       New Sections 5.12 and 5.13 are hereby added to the Participation Agreement as follows:

“5.12                 Ground Leases.

Notwithstanding any provision in the Operative Agreements to the contrary, properties subject to ground leases in favor of the Lessor as a direct or indirect ground lessee are eligible for inclusion as Properties under the Operative Agreements; provided, (a) each such ground lease must be on terms and conditions that are acceptable to the Agent in its reasonable discretion, (b) a first priority, perfected Lien, deed of trust and mortgage, with power of sale, on all right, title and interest of the Lessee, the Construction Agent and any Affiliate of either such entity having an interest in any such property subject to a ground lease shall be granted in favor of the Agent as security for the obligations of the Lessee and/or the Construction Agent pursuant to the Operative

Agreements, (c) the Lessee shall be, and hereby is, responsible for (i) the payment of any and all rent and other payment obligations pursuant to each such ground lease as Supplemental Rent (except that during the Construction Period for any Property subject to any such ground lease, the rent and other payment obligations pursuant thereto shall be eligible for funding as Construction Advances) and (ii) the performance of any and all non-payment obligations pursuant to each such ground lease and (d) with respect to each property subject to a ground lease, on the Property Closing Date therefor, the date of each subsequent Advance and each Rent Commencement Date, (i) the Lessee shall be deemed to have given a representation and warranty that (A) the Lessee has good and indefeasible fee simple title to such property and (B) the Lessee has granted to the Lessor a valid leasehold interest in such property pursuant to a ground lease satisfying the provisions of this Section 5.12 as of the Property Closing Date therefor but (ii) except as specified in Section 5.12(d)(i), no other representation or warranty of title regarding such property shall be deemed to be given by the Lessee.  Each property subject to a ground lease in favor of the Lessor is hereby deemed to be sub-ground leased from the Lessor to the Lessee.

5.13                        Recordation of Mortgage Instrument for the Cherokee Property.

Notwithstanding any provision in the Operative Agreements to the contrary, no Mortgage Instrument shall be recorded with respect to the Cherokee Property unless and until a Lease Default or a Lease Event of Default shall have occurred and be continuing and at such time, the Lessee shall have caused to be delivered to the Agent title insurance commitments to issue policies respecting the Cherokee Property, with such endorsements as are available that the Agent deems necessary, in favor of the Lessor and the Agent from a title insurance company acceptable to the Agent in its reasonable discretion, but only with such title exceptions thereto as are acceptable to the Agent in its reasonable discretion.”

3.                                       Section 8.3(h) to the Participation Agreement is hereby amended and restated in its entirety to read as follows:

“The Lessee hereby covenants and agrees that the Constructed Property, the Undeveloped Property and the Cherokee Property shall be the only Properties subject at any time to the Operative Agreements.”

4.                                       Appendix A to the Participation Agreement is hereby amended to modify the following defined terms as follows:

““Asset Disposition” shall mean and include the sale, lease or other disposition of any property or asset (including without limitation the Capital Stock of a Subsidiary) by Lessee or any Consolidated Subsidiary; but for purposes hereof shall not include, in any event, (a) the sale of inventory in the ordinary course of business, (b) the sale or disposition of machinery and equipment no longer used or useful in the conduct of business, (c) a sale, lease, transfer or disposition of property or assets by Lessee to any Consolidated Subsidiary or by any Consolidated Subsidiary to Lessee, (d) a sale, transfer or other disposition of Securitization Receivables in connection with a Permitted Securitization Transaction or (e) any ground lease of a Property to Lessor in accordance with Section 5.12.”

““Holder Commitments” shall mean $10,230,000, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; except that if there is more than one (1) Holder, the Holder Commitment of each Holder shall be as set forth in Schedule I to the Trust Agreement as such Schedule I may be amended and replaced from time to time.”

““Lender Commitments” shall mean $299,770,000, as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements; except that if there is more than one (1) Lender, the Lender Commitment of each Lender shall be as set forth in Schedule 2.1 to the Credit Agreement as such Schedule 2.1 may be amended and replaced from time to time.”

““Permitted Facility” shall mean the Constructed Property, the Undeveloped Property and the Cherokee Property.”

5.                                       Appendix A to the Participation Agreement is hereby amended to add the following defined term:

““Cherokee Property” shall mean the property consisting of approximately sixty-seven (67) acres of land and the to-be-constructed data center of approximately 175,000 square feet to be located thereon, all to be located in Tulsa County, Oklahoma.”

6.                                       Schedule I to the Trust Agreement is hereby amended and restated in its entirety to read as Schedule I attached hereto.

7.                                       Schedule 2.1 to the Credit Agreement is hereby amended and restated in its entirety to read as Schedule 2.1 attached hereto.

8.                                       Sections 20.1and 20.2 of the Lease Agreement are hereby amended to include the following sentence at the beginning of each such Section:

“Notwithstanding any provision in Article XX or in any other provision of any Operative Agreement to the contrary, Lessee may not (through the exercise of the Purchase Option or otherwise) purchase or acquire one or more Properties so that (subsequent to any such purchase or acquisition) the only Property then leased under the Lease Agreement is the Cherokee Property.”

9.                                       This Amendment shall be effective upon satisfaction of the following conditions:

(a)                                  execution and delivery of this Amendment by the Lessee, the Lessor, the Owner Trustee, the Agent, the Lenders and the Holders, and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Financing Parties;

(b)                                 receipt by the Agent of an officer’s certificate of the Lessee (in form and substance reasonably satisfactory to the Financing Parties) certifying that a resolution has been adopted by the Lessee’s Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, specifying that no Lease Default or Lease Event of Default shall have occurred and be continuing, specifying that the representations and warranties of the Lessee set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officers of the Lessee executing this Amendment; and

(c)                                  receipt by the Agent of a legal opinion from counsel for the Lessee (in form and substance reasonably satisfactory to the Financing Parties).

For purposes of determining compliance with the conditions specified in this Section 9, each Financing Party shall be deemed to have consented to, approved or accepted or to be satisfied with (unless such Financing Party has objected in writing pursuant to a notice delivered to the Agent at its address specified in Schedule 12.2 to the Participation Agreement prior to the date as of which this Amendment becomes effective) each document or other matter either sent by Agent to such Financing Party for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Financing Party.

10.                                 Within ten (10) days of any receipt from the Agent of any requested documentation, the Lessee shall promptly cause to be executed, acknowledged or delivered all such further conveyances and documents as the Agent may reasonably request in order to carry out and effectuate the intent and purposes of this Amendment, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements, the filing of Mortgage Instruments and other filings or registrations which the Agent hereto may from time to time request to be filed or effected).

11.                                 The parties hereto agree that, notwithstanding any heading or title to this Amendment, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits thereto) shall remain in full force and effect except as modified by this Amendment.  All references in any Operative Agreement to the Operative Agreements shall henceforth include references to the Operative Agreements, as modified and amended by this Amendment, and as may, from time to time, be further amended or modified in accordance with the terms thereof.

12.                                 The Borrower and the Lessee, as applicable, affirm the liens and security interests created and granted in the Security Agreement and in any other Operative Agreement and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

13.                                 The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

14.                                 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

15.                                 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT (A) THAT TO THE EXTENT THIS AMENDMENT AMENDS THE TRUST AGREEMENT, SUCH PORTION OF THIS AMENDMENT AMENDING THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH, AND (B) EACH MORTGAGE INSTRUMENT AND GROUND LEASE EXECUTED WITH RESPECT TO THE CHEROKEE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSTRUCTION AGENT AND LESSEE:	SABRE INC., as the Construction Agent and as the Lessee

	By:	/s/ Jeffery M. Jackson
	Name:	Jeffery M. Jackson
	Title:	Exec VP & Chief Financial Officer

[signatures pages continue]

OWNER TRUSTEE AND LESSOR:	FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the TSG Trust 1999-1

	By:	/s/ Val T. Orton
	Name:	Val T. Orton
	Title:	Vice President

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as a Lender and as the Agent

	By:	/s/ Kevin C. Leader
	Name:	Kevin C. Leader
	Title:	Managing Director

CITIBANK, N.A., as a Lender

By:	/s/ Michael Boster
Name:	Michael Boster
Title:	Vice President

FIRST UNION NATIONAL BANK, as a Lender

By:	/s/ Paul L. Menconi
Name:	Paul L. Menconi
Title:	Vice President

BANCA COMMERCIALE ITALIANA - LOS ANGELES FOREIGN BRANCH, as a Lender

By:	/s/ Edward Bermant
Name:	Edward Bermant
Title:	First Vice President & Deputy Manager

By:	/s/ Jack Dickerhof
Name:	Jack Dickerhof
Title:	Vice President

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Lender

By:	/s/ Robert Battamedi
Name:	Robert Battamedi
Title:	Vice President

SUNTRUST BANK, ATLANTA, as a Lender

By:	/s/ Deborah S. Armstrong
Name:	Deborah S. Armstrong
Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ Mark T. Familo
Name:	Mark T. Familo
Title:	Vice President

WELLS FARGO BANK (TEXAS), N.A., as a Lender

By:	/s/ Brent Bertino
Name:	Brent Bertino
Title:	Vice President

KBC BANK N.V., as a Lender

By:	/s/ Robert Snauffer
Name:	Robert Snauffer
Title:	First Vice President

By:	/s/ Robert M. Surdam, Jr.
Name:	Robert M. Surdam, Jr.
Title:	Vice President

HOLDERS:	BANK OF AMERICA, N.A., as a Holder

	By:	/s/ Kevin C. Leader
	Name:	Kevin C. Leader
	Title:	Managing Director

CITICORP DEL-LEASE INC., as a Holder

By:	/s/ Robert F. Carr
Name:	Robert F. Carr
Title:	Vice President

FIRST UNION NATIONAL BANK, as a Holder

By:	/s/ Paul L. Menconi
Name:	Paul L. Menconi
Title:	Vice President

BANCA COMMERCIALE ITALIANA - LOS ANGELES FOREIGN BRANCH, as a Holder

By:	/s/ E. Bermant
Name:	E. Bermant
Title:	FVP / Deputy Manager

By:	/s/ J. Dickerhof
Name:	J. Dickerhof
Title:	VP

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Holder

By:	/s/ Robert Battamedi
Name:	Robert Battamedi
Title:	Vice President

SUNTRUST BANK, ATLANTA, as a Holder

By:	/s/ Deborah S. Armstrong
Name:	Deborah S. Armstrong
Title:	Vice President

THE BANK OF NEW YORK, as a Holder

By:	/s/ Mark T. Familo
Name:	Mark T. Familo
Title:	Vice President

WELLS FARGO BANK (TEXAS), N.A., as a Holder

By:	/s/ Brent Bertino
Name:	Brent Bertino
Title:	Vice President

[signatures pages end]

Schedule I

	Holder Commitments
Name of Holder	Amount	Percentage

Bank of America, N.A	$2,615,735.29	25.56925996205%

Citicorp Del-Lease Inc.	$1,855,764.71	18.14041745731%

First Union National Bank	$1,138,500.00	11.12903225806%

Banca Commerciale Italiana – Los Angeles Foreign Branch	$924,000.00	9.03225806452%

Morgan Guaranty Trust Company of New York	$924,000.00	9.03225806452%

SunTrust Bank, Atlanta	$924,000.00	9.03225806452%

The Bank of New York	$924,000.00	9.03225806452%

Wells Fargo Bank (Texas), N.A.	$924,000.00	9.03225806452%

Total	$10,230,000.00	100.00000000000%

Schedule 2.1

	Tranche A Commitment		Tranche B Commitment
	Amount	Percent	Amount	Percent

Bank of America, N.A.	$56,362,753.21	21.64468249187%	$8,521,511.50	21.64468249187%

Citibank, N.A.	$40,083,927.25	15.39321322818%	$6,060,308.05	15.39321322818%

First Union National Bank	$28,980,000.00	11.12903225806%	$4,381,500.00	11.12903225806%

Banca Commerciale Italiana – Los Angeles Foreign Branch	$23,520,000.00	9.03225806452%	$3,556,000.00	9.03225806452%

Morgan Guaranty Trust Company of New York	$23,520,000.00	9.03225806452%	$3,556,000.00	9.03225806452%

SunTrust Bank, Atlanta	$23,520,000.00	9.03225806452%	$3,556,000.00	9.03225806452%

The Bank of New York	$23,520,000.00	9.03225806452%	$3,556,000.00	9.03225806452%

Wells Fargo Bank (Texas), N.A.	$23,520,000.00	9.03225806452%	$3,556,000.00	9.03225806452%

KBC Bank N.V.	$17,373,319.54	6.67178169930%	$2,626,680.45	6.67178169930%

Total	$260,400,000.00	100.00000000000%	$39,370,000.00	100.00000000000%